AMENDMENT NO. 1

This AMENDMENT NO. 1 (this "**Amendment**"), dated as of February 28, 2007, is entered into by and between CREATIVE VISTAS, INC., an Arizona corporation (the "**Company**"), and LAURUS MASTER FUND, LTD., a Cayman Islands company ("**Laurus**"), for the purpose of amending the terms of (i) the Securities Purchase Agreement, dated as of February 13, 2006, by and between the Company and Laurus (as amended, modified and/or supplemented from time to time, the "**Securities Purchase Agreement**"), (ii) the Secured Term Note, dated February 13, 2006 (as amended, modified and/or supplemented from time to time, the "**Term Note**") issued by the Company pursuant to the Securities Purchase Agreement and (iii) the Registration Rights Agreement by and between the Company and Laurus, dated as of February 13, 2006 (as amended, modified and/or supplemented from time to time, the "**Registration Rights Agreement**" and, together with the Securities Purchase Agreement and the Term Note, the "**Loan Documents**"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Securities Purchase Agreement.

WHEREAS, Laurus has agreed to postpone a scheduled principal payment in respect of the Term Note and, in consideration therefore and in consideration of the other agreements set forth herein, the receipt and sufficiency of which is hereby acknowledged, the Company has agreed to issue the Additional Warrant (as defined below) to Laurus;

WHEREAS, the Company and Laurus have agreed to make certain changes to the Term Note and the Registration Rights Agreement as set forth herein; and

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Laurus and the Company hereby agree that the Company shall not be required to pay the Monthly Principal Amount (as defined in the Term Note) due on the first business day of March 1, 2007 and, at the option of the Company upon notice to Laurus, any other month through February 2008, (the "**Postponed Principal**"); provided that, the Postponed Principal shall be due and payable in full on the Maturity Date (as defined in the Term Note), together with all other amounts due and payable on such date under the Securities Purchase Agreement and the Related Agreements. In addition, Laurus and the Company hereby agree to terminate the Registration Rights Agreement.

2. In consideration of Laurus' agreements contained in this Amendment, the Company hereby agrees to issue to Laurus the Warrant in the form attached hereto as Exhibit A (as amended, modified or supplemented from time to time, the "**Additional Warrant**") and shall issue to Laurus an identical Additional Warrant for each month after March 2007 with respect to which it postpones principal pursuant to Section 1.

3. Each amendment set forth herein shall be effective as of the date first above written (the "**Amendment Effective Date**") on the date when (i) each of the Company and Laurus shall have executed and the Company shall have delivered to Laurus its respective counterpart to this

Amendment and (ii) the Company shall have executed and delivered to Laurus the Additional Warrant.

4. For the avoidance of doubt, the Company and Laurus hereby agree that each reference to an "Event of Default" set forth in any warrant issued by the Company to Laurus prior to the date hereof shall be a reference to an "Event of Default" under, and as defined in, the Term Note.

5. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Loan Documents and all of the other forms, terms and provisions of the Loan Documents remain in full force and effect.

6. The Company hereby represents and warrants to Laurus that (i) no Event of Default (as defined in the Term Note) exists on the date hereof, after giving effect to this Amendment, (ii) on the date hereof, after giving effect to this Amendment, all representations, warranties and covenants made by the Company in connection with the Loan Documents are true, correct and complete and (iii) on the date hereof, after giving effect to this Amendment, all of the Company's and its Subsidiaries' covenant requirements have been met.

7. From and after the Amendment Effective Date, all references in the Loan Documents and in the other Related Agreements to the Securities Purchase Agreement, and the Term Note shall be deemed to be references to the Securities Purchase Agreement and the Term Note as the case may be, as modified hereby.

8. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. **THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.** This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

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Amendment and (ii) the Company shall have executed and delivered to Laurus the Additional Warrant.

4. For the avoidance of doubt, the Company and Laurus hereby agree that each reference to an "Event of Default" set forth in any warrant issued by the Company to Laurus prior to the date hereof shall be a reference to an "Event of Default" under, and as defined in, the Term Note.

5. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Loan Documents and all of the other forms, terms and provisions of the Loan Documents remain in full force and effect.

6. The Company hereby represents and warrants to Laurus that (i) no Event of Default (as defined in the Term Note) exists on the date hereof, after giving effect to this Amendment, (ii) on the date hereof, after giving effect to this Amendment, all representations, warranties and covenants made by the Company in connection with the Loan Documents are true, correct and complete and (iii) on the date hereof, after giving effect to this Amendment, all of the Company's and its Subsidiaries' covenant requirements have been met.

7. From and after the Amendment Effective Date, all references in the Loan Documents and in the other Related Agreements to the Securities Purchase Agreement, and the Term Note shall be deemed to be references to the Securities Purchase Agreement and the Term Note as the case may be, as modified hereby.

8. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. **THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.** This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

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IN WITNESS WHEREOF, each of the Company and Laurus has caused this Amendment to the Loan Documents to be signed in its name effective as of this 28th day of February, 2007.

CREATIVE VISTAS, INC.

By: ______________________
Name: SAYAN NAVARATNAM
Title: CEO

LAURUS MASTER FUND, LTD.

By: ______________________
Name: Eugene Grin
Title: Director